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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT
                      filed pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 18, 1996





                                 HONEYWELL INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-971                  41-0415010
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(State or other jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



       Honeywell Plaza, Minneapolis, Minnesota                    55408
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       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         (612) 951-1000
                                                    ---------------------------

                                       N/A
- -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)






                             Page 1 of ______ Pages

                             Exhibit Index on Page 5
________________________________________________________________________________

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Item 5.  OTHER EVENTS.

          Honeywell Inc., (the "Company"), Honeywell Finance B.V. ("Honeywell B.V.") and Honeywell Canada Limited/Honeywell Canada Limitee ("Honeywell Canada") have entered into a Distribution Agreement with Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Chase Securities Inc., Citicorp Securities, Inc., Dillon, Read & Co. Inc. and J.P. Morgan Securities Inc., for the public offering of up to U.S. $500,000,000 aggregate initial offering price of their Medium-Term Notes. The Notes to be issued by Honeywell Inc. shall bear the title "Medium-Term Notes, Series B" (the "Series B Notes") and will be issued pursuant to an Indenture (the "Company Indenture") in the form filed as Exhibit 4.1 hereto, and the Officers' Certificate and Company Order dated July 18, 1996, pursuant to Sections 201, 301 and 303 of the Company Indenture. The Notes to be issued by Honeywell B.V. and Honeywell Canada shall bear the title "Medium-Term Notes, Series A" (the "Series A Notes" together with the Series B Notes the "Notes") and will be issued pursuant to an Indenture (the "Subsidiary Indenture") in the Form listed as Exhibit 4.2 hereto, the Officers' Certificate and Company Order of each of Honeywell B.V. and Honeywell Canada, each dated July 18, 1996 and the Guarantor Order of the Company dated July 18, 1996, pursuant to Sections 201, 301 and 303 of the Subsidiary Indenture. The Series A Notes will be unconditionally guaranteed as to principal, premium, if any, and interest by the Company. The Notes have been registered under the Securities Act of 1933, as amended, by registration statement on Form S-3, File
No. 333-04125.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits.

               1.1 Distribution Agreement dated July 18, 1996 among the Company, Honeywell B.V., Honeywell Canada and Goldman, Sachs & Co., Bear, Stearns & Co. Inc., Chase Securities Inc., Citicorp Securities, Inc., Dillon, Read & Co. Inc. and J.P. Morgan Securities Inc., as Agents.

               4.1 Indenture dated as of August 1, 1994 between the Company and The Chase Manhattan Bank (National Association), as Trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed August 4, 1994 (File
                    No. 1-971)).

               4.2 Indenture dated as of July 15, 1996 between the Company, as Guarantor, Honeywell B.V., Honeywell Canada and The Chase Manhattan Bank, as Trustee.

               4.3 Officers' Certificate and Company Order of the Company dated July 18, 1996, pursuant to Sections 201, 301 and 303 of the Company Indenture (excluding exhibits thereto).


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               4.4  Officers' Certificate and Company Order of Honeywell B.V.
                    dated July 18, 1996, pursuant to Sections 201, 301 and 303 of the Subsidiary Indenture (excluding exhibits thereto).

               4.5 Officers' Certificate and Company Order of Honeywell Canada dated July 18, 1996, pursuant to Sections 201, 301 and 303 of the Subsidiary Indenture (excluding exhibits thereto).

               4.6 Guarantor Order of the Company dated July 18, 1996, pursuant to Sections 201, 301 and 303 of the Subsidiary Indenture (excluding exhibits thereto).

               4.7  Specimens of Notes:
                    (a) Global Fixed Rate Note, Series A;
                    (b) Global Floating Rate Note, Series A;
                    (c) Global Original Issue Discount Zero Coupon Note,
                        Series A;
                    (d) Global Original Issue Discount Fixed Rate Note,
                        Series A
                    (e) Global Fixed Rate Note, Series B;
                    (f) Global Floating Rate Note, Series B;
                    (g) Global Original Issue Discount Zero Coupon Note,
                        Series B; and
                    (h) Global Original Issue Discount Fixed Rate Note,
                        Series B.

               8.1 Opinion and Consent of Baker & McKenzie regarding Netherlands taxation.

               8.2 Opinion and Consent of Baker & McKenzie regarding Canadian taxation.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 1996


                                             HONEYWELL INC.


                                             By /s/ Paul N. Saleh
                                                ------------------------------
                                                Paul N. Saleh
                                                Vice President & Treasurer



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                                INDEX TO EXHIBITS

(c)      Exhibits                                                      Page No.
         --------                                                      --------
1.1      Distribution Agreement dated July 18, 1996 among the
         Company, Honeywell B.V., Honeywell Canada and Goldman,
         Sachs & Co., Bear, Stearns & Co. Inc., Chase Securities Inc.,
         Citicorp Securities, Inc., Dillon, Read & Co. Inc. and J.P.
         Morgan Securities Inc., as Agents . . . . . . . . . . . . . . . .

4.1      Indenture dated as of August 1, 1994 between the Company
         and The Chase Manhattan Bank (National Association),
         as Trustee (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K filed August 4, 1994
         (File No. 1-971)) . . . . . . . . . . . . . . . . . . . . . . . .

4.2 Indenture dated as of July 15, 1996 between the Company, as Guarantor, Honeywell B.V., Honeywell Canada and The Chase
         Manhattan Bank, as Trustee. . . . . . . . . . . . . . . . . . . .

4.3      Officers' Certificate and Company Order of the Company dated
         July 18, 1996, pursuant to Sections 201, 301 and 303 of the
         Company Indenture (excluding exhibits thereto). . . . . . . . . .

4.4      Officers' Certificate and Company Order of Honeywell B.V.
         dated July 18, 1996, pursuant to Sections 201, 301 and 303 of the Subsidiary Indenture (excluding exhibits thereto). . . . .

4.5      Officers' Certificate and Company Order of Honeywell Canada
         dated July 18, 1996, pursuant to Sections 201, 301 and 303 of the Subsidiary Indenture (excluding exhibits thereto). . . . .

4.6      Guarantor Order dated July 18, 1996 pursuant to Sections 201,
         301 and 303 of the Subsidiary Indenture (excluding exhibits thereto). . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4.7      Specimens of Notes:

         (a)  Global Fixed Rate Note, Series A . . . . . . . . . . . . . .
         (b)  Global Floating Rate Note, Series A. . . . . . . . . . . . .
         (c)  Global Original Issue Discount Zero Coupon Note, Series A. .
         (d)  Global Original Issue Discount Fixed Rate Note, Series A . .
         (e)  Global Fixed Rate Note, Series B;. . . . . . . . . . . . . .
         (f)  Global Floating Rate Note, Series B; . . . . . . . . . . . .
         (g)  Global Original Issue Discount Zero Coupon Note, Series B. .
         (h)  Global Original Issue Discount Fixed Rate Note, Series B . .

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8.1      Opinion and Consent of Baker & McKenzie regarding Netherlands taxation

8.2      Opinion and Consent of Baker & McKenzie regarding Canadian taxation




















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